Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 28, 2003 appearing in iDial Networks Inc. Annual Report on Form 10-KSB for the year ended December 31, 2002.

                                       /s/ EHRHARDT KEEFE STEINER & HOTTMAN PC
                                           -----------------------------------
                                           Ehrhardt Keefe Steiner & Hottman PC
April 17, 2003
Denver, Colorado